ALLIANCE™ ENTERTAINMENT

INVESTOR PRESENTATION

For the Quarter Ended December 31, 2025

WE BUILD YOUR COLLECTION

Nasdaq: AENT

PRESENTED FEBRUARY 12, 2026

LEGAL DISCLAIMER

This presentation (together with oral statements made in connection herewith, this "Presentation") is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Although all information and opinions expressed in this Presentation, including industry and market data obtained from third-party industry publications and sources as well as from research reports prepared for other purposes, were obtained from sources believed to be reliable and are included in good faith, Alliance Entertainment Holding Corporation ("Alliance") has not independently verified the information obtained from these sources and cannot assure you of the information's accuracy or completeness. This information is subject to change. Some data are also based on the good faith estimates of Alliance, which are derived from their respective views of internal sources as well as the independent sources described above.

Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to February any transaction or take any course of action.

Forward Looking Statements

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether identified in this Presentation, and on the current expectations of Alliance's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alliance. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the rollout of Alliance's business and the timing of expected business milestones; the effects of competition on Alliance's future business; risks and failure by Alliance to meet the covenant requirements of its revolving credit facility, our ability to issue equity or equity-linked securities or obtain debt financing in the future, and the potential negative effect on the price and liquidity of Alliance's securities and those factors discussed in Alliance's Annual Report on Form 10-K for the fiscal year ended June 30, 2025 under the heading "Risk Factors".

Additional risks related to Alliance's business in particular include, but are not limited to competition, the ability of Alliance to grow and manage growth profitably, the ability of Alliance to maintain relationships with customers and suppliers and retain key employees; changes in the applicable laws or regulations; the possibility that Alliance may be adversely affected by other economic, business in Alliance's internal control over financial reporting, and/or competitive factors. There may be additional risks and uncertainties that Alliance does not presently know or currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Such risk factors also include, among others, future growth expectations and acquisitions; risks related to the acquisition and integration of Endstate; specific economic conditions in the United States; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisitions and integration related issues; modifications or adjustments to Alliance's financial statements as a result of applicable securities laws; and general economic conditions. Most of these factors are outside Alliance's control and are difficult to predict.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with United States generally accepted accounting principles ("GAAP"). some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, EBITDA-CapEx and EV/EBITDA, has not been prepared in accordance with GAAP. Alliance believes these non-GAAP measures of financial results provide useful informant to management and investors regarding certain financial and business trends relating to Alliance's financial condition and results of operations. Alliance's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes.

Alliance believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends in and in comparing Alliance's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Alliance's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Accordingly, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate Adjusted EBITDA in a different manner than we calculate this measure. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. In evaluating Adjusted EBITDA and EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments we have reported. Our presentation of Adjusted EBITDA and EBITDA does not imply that our future results will be unaffected by these adjustments or any unusual or non-recurring items. You should review Alliance's audited financial statements, which have been included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and unaudited financial statements which have been included in the Quarterly Report on Form 10-Q for the three months ended December 31, 2025.

Trademarks

This Presentation contains trademarks, service marks, trade names, and copyrights of Alliance, and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with Alliance, or an endorsement of sponsorship by or of Alliance. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Alliance will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

The information contained herein is as of December 31, 2025, and does not reflect any subsequent events.

Alliance Powers Collectible Culture

Alliance Entertainment operates a large-scale physical media distribution platform that generates stable revenue and cash flow supported by long-standing relationships with studios, labels, and retail partners.



Michael Jackson Thriller
Michael
HIS STORY BEGINS
IN THEATERS AND IMAX
APRIL 24
ALLIANCE
#2
THE WORLD'S BIGGEST SELLING ALBUM OF ALL TIME
MICHAEL JACKSON

Alliance Entertainment is at the center of the collectibles ecosystem and reinvests to enhance high-margin premium ownership of these products and experiences.

Revenue

$ in millions
Fiscal Year Ended 6/30 and TTM 12/31



$1,100
$1,063
$1,063
FY 24
FY 25
TTM

EARNINGS PER SHARE

FY 24	FY 25	TTM
$.09	$0.30	$0.43

Adjusted EBITDA

$ in millions
Fiscal Year Ended 6/30 and 12/31



$24.3
$36.5
$47.7
FY 24
FY 25
TTM

ADJUSTED EBITDA MARGIN

FY 24	FY 25	TTM
2.2%	3.4%	4.5%

Balance Sheet

$ in millions
Fiscal Year Ended 6/30 and 12/31

	FY 24	FY 25	Q2 FY 26
Debt	$79.6	$65.3	$84.5
Inventory	$97.4	$102.9	$117.8

Nasdaq: AENT
IPO: 2023 | Founded: 1990
Market Cap $364M
52-week Range $2.21- 8.80

Avg Volume (90-day) 59K
Shares Outstanding 50.96M
Float 3.1M
Employee Owners 672

Closing Price

$7.15[1]

1) February 10, 2026

Financial Highlights

FY26 Q2

Revenue in millions


$394
$369
-6%
Q2 FY 2025
Q2 FY 2026

Cost of Revenue in millions


$351
$322
-8%
Q2 FY 2025
Q2 FY 2026

Gross Margin percent


10.7%
12.8%
2.1% Points
Q2 FY 2025
Q2 FY 2026

Earnings Per Share


$0.14
$0.18
33%
Q2 FY 2025
Q2 FY 2026

Net Income in millions


$7.1
$9.4
33%
Q2 FY 2025
Q2 FY 2026

Adjusted EBITDA in millions


$16.1
$18.5
15%
Q2 FY 2025
Q2 FY 2026

Financial Highlights

FY26 Q2 YTD

Revenue in millions


$623
$623
0%
Q2 FY 2025
Q2FY 2026

Cost of Revenue in millions


$555
$538
-3%
Q2 FY 2025
Q2 FY 2026

Gross Margin percent


10.9%
13.5%
2.6% Points
Q2 FY 2025
Q2 FY 2026

Earnings Per Share


$0.15
$0.28
91%
Q2 FY 2025
Q2 FY 2026

Net Income in millions


$7.5
$14.3
91%
Q2 FY 2025
Q2 FY 2026

Adjusted EBITDA in millions


$19.5
$30.7
57%
Q2 FY 2025
Q2 FY 2026

Suppliers

Alliance Entertainment distributes and markets products worldwide for the industry's premier content providers and manufacturers

Major Customers

Alliance Entertainment provides unparalleled distribution services to our B2B customers, including major chains and independent retailers

- Walmart
- Barnes & Noble
- Best Buy
- Costco Wholesale
- Alliance Entertainment Retail Group
- RAC Rent-A-Center
- BJ's Wholesale Club
- Target
- Vintage Stock
- Meijer
- QVC
- BrandsMart USA
- Fred Meyer
- Exchange
- Amazon
- NFM
- Aaron's
- Dell
- eBay
- Wayfair
- Sam's Club
- Shopify
- Fingerhut
- Curacao
- Purchasing Power
- P.C. Richard & Son
- The Home Depot
- Midwest Tape
- Verizon

Alliance Entertainment, We Build Your Collection!

Alliance Entertainment is the leading distributor of collectible entertainment products, driving over $1 billion in annual revenue across diverse categories—including Vinyl Records, Gaming, DVDs/Blu-rays, CDs, Collectibles, Electronics, and Handmade by Robots character collectibles.

Alliance connects collectors and physical media fans to the music, movies, games, and memorabilia they love—serving 175 online retailers and over 35,000 retail locations through our trusted omni-channel network known for quality, reliability, and standout service.

$ Millions	12 Months Ended December 31, 2025			12 Months Ended December 31, 2024		
Vinyl	$	344	32%	$	345	32%
DVD/Blu-ray/UltraHD		333	31%		227	21%
Gaming		181	17%		291	27%
CD		124	12%		132	12%
Collectibles		25	2%		21	2%
Electronics		14	1%		15	1%
Ancillary Revenue		43	4%		41	4%
Total	***$***	***1,063***	***100%***	***$***	***1,071***	***100%***



400
350
300
250
200
150
100
50
0
12 months Ended December 31, 2025
12 months Ended December 31, 2024
Vinyl
DVD/Blu-Ray/UltraHD
Gaming
CD
Collectibles
Electronics
Ancillary Revenue

Vinyl record volume increased 5% to 16.3 million units


CLICK HERE FOR WAREHOUSE VIDEO
CLICK HERE FOR AUTOSTORE VIDEO
CLICK HERE FOR OPEX SURE SORT X VIDEO

Scalable Operations: Powering Growth & Efficiency

50M+
UNITS ANNUALLY

State-of-the-art automation (e.g., AutoStore, Sure Sort X) increases efficiency, accuracy, and scalability in an 873,642 sq. ft facility located in Louisville, Kentucky

261K
PEAK SCALABILITY

Capacity to scale to 261,000 daily units during peak demand

76
COUNTRIES

76 countries shipped to in fiscal year 2025

340K+
UNIQUE SKUS

Deep Inventory: 340,000+ SKUs at your fingertips

Cost Efficiency:
Significant operational cost savings and flexible labor model.

Product Integrity:
Optimized storage and reduced manual touches preserve product condition.

Sustainability:
Energy-efficient systems and reduced waste.

Omni-Channel Distribution: Powering DTC & B2B Growth

Alliance Entertainment delivers a seamless omni-channel experience, serving approximately 175 online retailers and more than 35,000 physical stores.
Our extensive inventory selection allows DTC customers to access a wide range of entertainment products and collectibles through our drop shipping service—eliminating the need for them to invest in inventory.

On the B2B side, we empower retailers with high-quality, in-demand products, robust fulfillment, and flexible integration options.

DTC is a major growth driver, contributing 37% of our net revenue.
As a trusted brand, Alliance is known for quality, reliability, and exceptional customer service—connecting fans and retailers with the entertainment they love.

Walmart

TARGET

amazon

ALLIANCE ENTERTAINMENT RETAIL GROUP



Empowering Independent Retailers


The Secret of Us
Charli
xcx
GUESS
feat.
Billie
eilish

Alliance Entertainment proudly supports 3,500 Independent Retailers with a strong portfolio of products catered to enthusiasts across a variety of product categories

Our diverse selection—including vinyl records, CDs, movies, video games, and collectibles—helps independent retailers attract loyal customers and enrich their local communities.
We are committed to helping these stores thrive by providing access to high-quality, in-demand entertainment products across every category.

- **Vinyl Records**
- **Movie & Film (Including DVD, Blu-ray, 4K and Special Edition SteelBook®)**
- **Collectibles**

PROUD SUPPORTER OF RECORD STORE DAY

Alliance Entertainment is the preferred supplier to over 1,500 participating Record Store Day locations providing exclusive content to our valued customers

Exclusive Distribution & Licensing

Our expanding portfolio of exclusive distribution and licensing agreements drives annual sales exceeding $350 million

ALLIANCE HOME ENTERTAINMENT


OPPENHEIMER
ULTRAMAN

Leading distributor of physical and digital entertainment, representing 48 labels across film and television.

AMPED


SUFJAN STEVENS

With over 110 labels, AMPED delivers CD's and vinyl with cutting-edge distribution services.

HANDMADE BY ROBOTS



Features a wide range of limited-edition licensed figures from film, TV, and holiday-related themes.

Weta WORKSHOP



Weta Workshop designs and produces collectible items, including prop replicas, apparel, and jewelry.

ALLIANCE AUTHENTIC


ALLIANCE
AUTHENTIC

Authenticated, pristine vinyl collectibles—certified uncirculated, limited editions, and securely protected.

ALLIANCE™
HOME ENTERTAINMENT

Trusted by Studios, Loved by Collectors

Alliance Home Entertainment is North America's leading distributor of film and television content, trusted by 48 major studios for our unmatched expertise, scale, and end-to-end execution. We power comprehensive distribution across theatrical, physical, and digital platforms, including release strategy, creative services, manufacturing, marketing, and metadata management.

With Amazon Vendor Services (AVS) access and premium retail placement, including Walmart, we consistently drive exceptional sell-through and visibility.

Our expanding digital footprint enables studios to reach fans wherever they watch, maximizing engagement and revenue across streaming, transactional, and emerging digital marketplaces.

Our collector-focused e-commerce platforms bring fans closer to the titles they love with exclusive and limited-edition releases, while our strategic licensing and distribution partnerships ensure iconic and cult-favorite films hit the market with precision and impact.

Alliance is the industry's most trusted partner for high-performance content distribution and fan-forward licensing.

alliancehomeentertainment.com


ROOFMAN
MERCY
MISSION: IMPOSSIBLE
JAMES BOND

Paramount
A SKYDANCE CORPORATION

AMAZON MGM STUDIOS

EXCLUSIVE LICENSED DISTRIBUTOR

Alliance Home Entertainment serves as the exclusive licensed distributor for Paramount Pictures and Amazon MGM Studios, overseeing the full lifecycle of Blu-ray, 4K, and DVD releases, including content curation, manufacturing, marketing, and retail sales, for North America.

Exclusive Music Distribution


Geese
GEESE
Sleep Token
Mavis Staples
Hayley Williams

- Exclusive distribution for 110 label partners such as Better Noise, Empire, Epitaph, Firebird, FUGA, Hopeless, Integral/PIAS, Mexican Summer, Naxos, Secretly Distribution, Sub Pop, Virgin Music Group, Vydia/Gamma sells to more brick and click retailers than any other music distributor:
    - Non-traditional retailers such as Cracker Barrel, Hot Topic, Meijer, Tractor Supply, Urban Outfitters, gift shops, public libraries
    - Mass Merchants and Chains: Barnes & Noble, Target, and Wal-Mart
    - We sell on all marketplaces across the globe via Alliance Entertainment Retail Group: TikTok, Best Buy, Discogs, eBay, Temu, Shein, and many more
- Detailed and customizable B2B detailing sales and inventory management in real time with a huge variety of class of trade and genre reporting options

- AMPED has consistently had one to three albums in the Top 10 Country Album's for the last couple of years
- AMPED has consistently had two to three albums in the Top 20 R&B Album's Chart for the last few months
- In late 2025, AMPED had the #1 Gospel album for several months

ampeddistribution.com



HANDMADE BY ROBOTS™

Preposterously Adorable Vinyl Figures

Handmade by Robots creates collectible vinyl figures that mimic the look of knit plush collectibles. Inspired by popular movies, TV shows, and holidays, each figure features sculpted "knit-like" details and unique touches like glow-in-the-dark elements. Licensed from fan-favorite Franchises such as Marvel, Peanuts, Sanrio and Sega, these designs appeal to collectors and casual fans alike.

COMING SOON!

SOUTH PARK | Disney | STAR WARS | MARVEL | THE MUPPETS

handmadebyrobots.com

The Ultimate

VINYL COLLECTIBLE™

ALLIANCE™ AUTHENTIC

Alliance Authentic preserves new vinyl releases as certified uncirculated, sealed collectibles for fans and collectors who want a forever copy.

Each Alliance Authentic release is curated, individually numbered, and preserved in its original manufactured state. Records move directly from the manufacturer into Alliance Authentic's certified preservation process to ensure long-term integrity and trust.

Every preserved record includes secure NFC technology, creating a permanent connection between the physical record and its authenticated digital record. This infrastructure enables confidence in ownership today and unlocks future participation across the Alliance Authentic marketplace.


ALLIANCE
OK COMPUTER
THE BEATLES
ANTHOLOGY
4

allianceauthentic.com

OWN A PIECE OF VINYL HISTORY™

ENDSTATE AUTHENTIC

Endstate Authentic is Alliance's dedicated authentication and resale platform, using its patented technology to power next-generation, NFC-enabled collectibles, digital product identity solutions, and authenticated resale marketplaces across Alliance's expansive catalog and partner ecosystem.

Through Endstate Authentic, Alliance expects to:

- Enable the creation of new classes of encapsulated, uncirculated, and authenticated collectibles with embedded NFC chips linked to blockchain-based digital identifiers, enabling full lifecycle authentication from initial sale through verified resale
- Enable authenticated peer-to-peer resale of chipped items, creating recurring, high-margin revenue streams and capturing secondary-market royalties
- Offer NFC-enabled authentication, engagement, compliance, and marketplace services to third-party brands, licensors, and ecosystem partners
- Help global brands achieve compliance with EU Ecodesign for Sustainable Products Regulation requiring Digital Product Passports (DPP) for consumer products
- Expand Alliance's technology moat through a growing portfolio of issued and pending patents, proprietary software, and marketplace infrastructure

endstate.io


ALLIANCE
AUTHENTIC
Limited Edition
Certified Uncirculated
Original Pressing
Addison Rae
ADDISON
Claim your digital certificate of authenticity for this individually serialized product
Email
Enter your email
Claim Digital Certificate
STATUS
AUTHENTIC
Addison Rae
Addison (#2 of 3)
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List Your Verified Item Now
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Collection

Alliance Entertainment Retail Group (AERG)

- Alliance Entertainment Retail Group is the direct retail arm of AENT, selling via wholly-owned websites and catalogs, as well as dozens of third-party marketplaces around the world.
- Movies Unlimited is being repositioned from a transactional retailer into a scalable, collector-led brand platform designed to drive higher lifetime value, stronger margins, and long-term growth.
- AERG's retail reach ensures that AENT's extensive product selection is available to customers wherever they shop.
- AERG's retail achieved YoY growth in the quarter of 10.3%, increasing fiscal YOY growth to date to 8.5%. Fiscal year to date, AERG has shipped over 1.6 million orders to customers in 76 countries.
- AERG often acts as the first mover into new marketplaces and with new product lines, giving AENT to ability to monetize new opportunities quickly and efficiently.

ccmusic.com | importcds.com | moviesunlimited.com | deepdiscount.com | popmarket.com | ccvideo.com | wowhd.co.uk

16
Successful Acquisitions

Expanding Our Collectibles & Media Portfolio



HANDMADE BY ROBOTS

Strengthening Our Pop Culture Collectibles Offering



Strategic M&A

Strengthening Our Leadership in Collectibles & Entertainment.

Opportunities:

- Other Large Movie Studios in discussions to sell/license and outsource their Home Entertainment Divisions of physical media rights
- Licensing and manufacturers of entertainment products
- Acquisition opportunities of family-owned competitors exiting the business
- Strategic entertainment distributors and wholesalers
- ECommerce retailers of entertainment products
- Acquisitions of specialty fan communities and services

Future Targets
Collectibles Brands

Exclusive Licensing, & Enhanced E-Commerce Fulfillment





Ongoing Focus

Expanding Licensing Agreements & Proprietary Collectible Products



Executive Leadership

77.6%
Insider Ownership



Bruce Ogilvie
Executive Chairman

As Chairman, Bruce uses his strategic vision and technical expertise to drive innovation and accelerate efficiency and growth.

Bruce Ogilvie founded Abbey Road Distributors, growing it to over $94 million in sales. He led a major retail chain through a turnaround, resulting in its acquisition by a private equity firm. Partnering with Jeff Walker, the duo grew Super D leading to the acquisition of Alliance Entertainment.



Jeff Walker
CEO, Director

Jeff's entrepreneurial spirit and financial acumen drives innovation, growth, and execution by focusing on transformative strategies and future opportunities.

Jeff Walker co-founded the CD Listening Bar in 1990, which evolved into Super D, a leading music wholesaler. Partnering with Bruce Ogilvie in 2001, they expanded Super D's footprint, leading to the acquisition of Alliance Entertainment 2013.



Robert Black
Chief Compliance Officer

Robert Black joined Alliance Entertainment in 2019, bringing over 25 years of experience in financial planning, profitability improvement, and operational leadership. As Chief Compliance Officer and Corporate Secretary, he develops enterprise policies, oversees financial controls, and drives AI adoption and innovation to drive revenue, enhance efficiency, and transparency across the organization.



Amanda Gnecco, CPA
Chief Financial Officer

Joining Alliance Entertainment in 2018, Amanda Gnecco brings over 15 years of finance and accounting experience in both private and public sectors. Her expertise includes navigating complex financials and driving major initiatives like acquisitions and the recent de-SPAC. In her new role, she will lead the Accounting and Finance team, overseeing SEC reporting, regulatory compliance, corporate governance, risk management, cost management, and ESG reporting.



Warwick Goldby
Chief Operating Officer

Warwick Goldby joined Alliance in 2016 as a Project Manager with over 20 years of experience in operations, inventory management, analytic problem solving and performance analysis. His critical role in the Company's recent automation initiatives, including AutoStore storage and retrieval technology and Sure Sort® X, a cost-saving sortation technology system have positioned him to lead the Company's overall operations and continue to steer innovation.

Sales Leadership



Ken Glaser
Senior Vice President of Sales

Champions innovation and operational excellence, spearheading strategic partnerships with deep expertise in the entertainment retail landscape.



Robert Oram
Executive Vice President of Alliance Home Entertainment

Directs sales, licensing, brand marketing, retail operations, and strategic partnerships for the company's filmed entertainment division, delivering growth across multiple platforms.



Tim Hinsley
Senior Vice President of Retail Sales

Oversees all Alliance owned retail sites and catalogs as well as all third-party marketplaces, social selling and niche marketplaces.



Marc Bartlett
SVP of Sales, Walmart Music

Drives the execution and performance of physical music sales within Vendor Managed Inventory (VMI) programs, ensuring optimal stock levels and sales alignment.



Meagan Roberts
SVP of Sales
Alliance Home Entertainment

Oversees national sales strategy and execution across key retail accounts with a deep expertise in retail growth, category management, and P&L ownership.



Mike Schimmel
SVP of Sales

Oversees sales operations for Graphic Novels, Games, and Collectibles driving category growth through targeted channel strategies and strategic partner collaboration.

Sales Leadership



Bennett Collen
President, Endstate Authentic

A leader in blockchain and digital authentication, he founded Cognate (acquired by GoDaddy) and Endstate (acquired by Alliance Entertainment in 2025). He is a named inventor on multiple blockchain patents and has advised the EU Intellectual Property Office and taught blockchain applications at Boston College.



Jeffery Smith
Senior Vice President of Sales

Leads global go-to-market strategy, revenue growth, and audience development for Alliance Entertainment's Ultimate Vinyl Collectible platform. Previously, he was Vice President of Marketing at Discogs and founded Crash Avenue, a music PR agency, and is known for building high-performing teams and strong operating cultures.



Dean Tabaac
Senior Vice President of Sales of AMPED

At the helm of AMPED, Dean has amassed extensive executive level music industry experience in management, sales, marketing and distribution operations.



Gustavo Bello
SVP, International Sales

Gustavo brings 40 years of leadership at Alliance, driving its expansion into 70+ international markets. His expertise in global distribution and market strategy has built lasting industry partnerships and remains central to Alliance's worldwide success.



Kevin Quigley
SVP of Sales
Alliance Home Entertainment

Leads strategic initiatives and oversees both physical and digital sales, while expanding relationships with label and studio partners to enhance business performance.



Jeff Hayne
SVP of Licensing and Productions
Alliance Home Entertainment

Heads content acquisitions and original productions while cultivating strategic industry partnerships to expand the company's portfolio and market share.

Leadership



Tony Moyers
SVP of Collectibles

Drives the development and strategic direction for the Collectibles and Electronics category, leveraging market insights to maximize growth and consumer engagement.



Laura Provenzano
SVP of Purchasing & Marketing

Manages relationships with music distribution and studio partners, advocating for retail needs and ensuring timely, secure, and efficient delivery of physical media products.



Alex Jimenez
SVP Import Services

Alex has spent his career in the music industry, driving Alliance's international growth and founding its imports division with partnerships in 28 countries. His expertise in global distribution and catalog management continues to support AMPED Distribution's worldwide success.



Julianne Gorman
SVP of Marketing
Alliance Home Entertainment

Leads brand marketing, creative strategy, and product development for a diverse portfolio of film and television releases, ensuring cohesive brand storytelling and market impact.



Ilia Beizerman
SVP of Strategic Partnerships
Alliance Home Entertainment

Expanding the AHE physical media portfolio and secured partnerships with more than 60 studios and 25 years of experience in packaged goods and physical media, Ilia has led major supply chain functions in previously roles at Sony Pictures, Universal, and Paramount.



Thuy Ngo
VP of Marketing

Thuy serves as Vice President of Marketing at Alliance Entertainment, where she oversees marketing, creative, manufacturing-on-demand, and the company's HubSpot CRM integration. With more than 30 years at the organization, she has helped guide its growth from a $1.5 million business to a $1+ billion enterprise.

Operations Leadership



Alia Hussain Baksh
SVP of Finance/Controller

With a deep expertise in financial operations, she has been instrumental in driving financial discipline, supporting growth initiatives, and mentoring future finance leaders.



Terri Borders
SVP of Human Resources

Serves as the head of Human Resources and oversees all aspects of human capital management, including talent acquisition, leadership development, employee engagement and organizational effectiveness.



Ian Ching
SVP of Information Technology

Ian began his career with a pioneering e-commerce startup before joining Super D in 2006 and Alliance in 2013. He now leads transformative IT initiatives that scale infrastructure and capabilities, recognized for his innovative and collaborative leadership.



Stephanie Howard
SVP, Endstate Authentic

With more than three decades of experience, Stephanie has designed and scaled products for brands such as Nike, New Balance, Reebok, and Seventh Generation. A named inventor on multiple patents, she co-founded Endstate, and holds a BFA in Industrial Design from RIT.



Sandy Marsans
SVP, Information Technology

With 30+ years of IT experience, Sandy has strengthened Alliance's technology operations as VP of IT. She has led cybersecurity initiatives, ensured compliance with public standards, and driven system modernization to improve efficiency and support the company's growth.



Tony Timpano
General Counsel, Vice President of Business & Legal Affairs

As General Counsel, Timpano's focus is providing strategic legal advice in support of Alliance's business initiatives to drive responsible innovation, protect its assets, and to foster a culture of compliance.

Board Leadership

Independent Members



Sheila Bangalore
Director

Sheila Bangalore is a seasoned board director and strategic advisor with over 20 years of experience across legal, financial, and corporate governance roles. She is the CEO of Artemis Endeavors, advising high-growth companies on M&A, operations, fundraising, and compliance, and serves on the boards of StoneAge Holdings (as Governance Chair) and Principal Mineral Company. Previously, she was Chief Strategy Officer, General Counsel, and Corporate Secretary at MP Materials (NYSE: MP), following senior roles at Aristocrat Technologies, Zappos, and Bally Technologies. She holds degrees from Tufts, Washington University School of Law, and Wharton, and contributes to leadership councils with Nasdaq, Wharton, and NACD Nashville.



Chris Nagelson
Director, Chair of Nominating and Corporate Governance Committee

Mr. Nagelson has served as a director of Alliance since February 2023 and became Vice President of Merchandising for Sportsman's Warehouse in 2025. Previously, he spent 17 years at Walmart as Vice President and DMM, leading strategic direction, market share growth initiatives, and cross-functional executive planning. Before Walmart, he was Divisional Merchandise Manager at American Eagle Outfitters. He holds a B.A. in advertising and public relations from the University of Arkansas.



Tom Donaldson
Director, Chair of Compensation Committee

Tom Donaldson is the Founder and Managing Partner of Charlotte-based investment firm Blystone & Donaldson, focused on middle-market companies. He served as a director of Adara Acquisition Corp. from its 2020 inception through its 2023 combination. Previously, Donaldson was an executive at Investors Management Corporation (IMC), focusing on investments, risk management, and company relationships. Before IMC, he was a Partner at Morehead Capital Management (merged into IMC in 2016) and practiced law at McGuireWoods LLP, representing private funds and companies. He holds an MBA and JD from Villanova University and a Political Science degree from North Carolina State University.



Dmitry Kozko
Director

Dmitry Kozko brings over 20 years of executive and entrepreneurial leadership in technology, media, and consumer sectors. He is currently CEO of MyEV LLC, an AI-driven electric vehicle marketplace. Previously, he served as interim CEO of duPont REGISTRY Publishing and as founder/CEO of Motorsport Games Inc. (Nasdaq: MSGM). Kozko's board experience spans public and private companies, including Motorsport Games, duPont REGISTRY, and IC Realtime. His expertise includes capital markets, public company leadership, and governance.



Teri Wielenga
Director, Chair of Audit Committee

Teri is a senior global finance executive, board director, and advisor with more than 30 years of experience at complex, highly regulated Fortune 500 companies and a Big Four accounting firm. She is retired from Gilead Sciences (Nasdaq: GILD) where she served as Vice President, Head of Global Tax Policy and Strategy and also served as board director, secretary, treasurer for The Gilead Foundation., She currently serves as audit committee chair for the Arc Research Institute. Teri managed rapid global growth as the Senior Vice President of Tax for Allergan (NYSE: AGN). She also previously served as board director, chief financial officer of the Allergan Foundation and served as a board director for multiple Allergan subsidiaries in Ireland, Japan, and Bermuda.

Income Statement – FY26 Q2

($ in thousands)		Three Months Ended 12/31/2024			Three Months Ended 12/31/25	
Net Revenues	$	393,672		$	368,712	
Cost of Revenues (excluding depreciation and amortization)		351,382			321,616	
Gross Margin		**42,290**	10.7%		**47,096**	12.8%
Operating Expenses						
Distribution and Fulfillment Expense		12,419	3.2%		12,121	3.3%
Selling, General and Administrative Expense		13,800			16,591	
Depreciation and Amortization		1,255			1,290	
Transaction Costs		-			225	
Insurance Claim Recovery		-			(408)	
Restructuring Cost		19			2	
Gain on Disposal of Fixed Assets		-			(4)	
Total Operating Expenses		**27,493**			**29,817**	
Operating Income		**14,797**			**17,279**	
Other Expenses						
Interest Expense		2,827	0.7%		3,454	0.9%
Change in Fair Value of Warrants		2,545			850	
Total Other Expenses		**5,372**			**4,304**	
Income Before Income Tax Expense		9,425			12,975	
Income Tax Expense		2,354			3,587	
Net Income		**7,071**	1.8%		**9,388**	2.5%
Net Income per Share	$	0.14		$	0.18	

- Operating Income increased from $14.8 million to $16.9 million ($2.1 million, 14%)
- Gross Margin increased from 10.7% to 12.8%
- Net income rose from $7.1 million to $9.4 million

- Adjusted EBITDA increased from $16.1 million to $18.8 million ($2.7 million or 17%) year over year
- Adjusted EBITDA margin, as a percent of net sales, increased from 4.1% to 5.0% year over year
- Warrant Valuation impact is 2¢ per share

($ in thousands)		Three Months Ended 12/31/2024		Three Months Ended 12/31/25
Net Income	$	7,071	$	9,388
Add back:				
Interest Expense		2,827		3,454
Income Tax Expense		2,354		3,587
Depreciation and Amortization		1,255		1,290
EBITDA	$	**13,507**	$	**17,719**
Adjustments				
Stock-based Compensation Expense		-		69
Transaction Costs		-		225
Change In Fair Value of Warrants		2,545		850
Restructuring Cost		19		2
(Gain) on Disposal of PPE		-		(4)
Adjusted EBITDA	$	**16,071**	$	**18,453**
Adjusted EBITDA Margin %		4.1%		5.0%

Income Statement – FYTD26 Q2

($ in thousands)		Six Months Ended 12/31/2024			Six Months Ended 12/31/2025	
Net Revenues	$	622,662		$	622,685	
Cost of Revenues (excluding depreciation and amortiz		554,837			538,409	
Gross Margin		**67,825**	10.9%		**84,276**	13.5%
Operating Expenses						
Distribution and Fulfillment Expense		21,437			22,041	
Selling, General and Administrative Expense		26,905			31,668	
Depreciation and Amortization		2,512			2,574	
Transaction Costs		-			596	
Restructuring Cost		69			2	
Insurance Claim Recovery		-			(408)	
Gain on Disposal of Fixed Assets		(15)			(24)	
Total Operating Expenses		**50,908**			**56,449**	
Operating Income		**16,917**	2.7%		**27,827**	4.5%
Other Expenses						
Interest Expense		5,666	0.9%		5,801	0.9%
Change in Fair Value of Warrants		2,586			2,313	
Total Other Expenses		**8,252**			**8,114**	
Income Before Income Tax (Benefit) Expense		8,665			19,713	
Income Tax Expense (Benefit)		1,197			5,445	
Net Income		**7,468**	1.2%		**14,268**	2.3%
Net Income per Share	$	0.15		$	0.28	

- Operating Income up from $16.9 million to $27.8 million ($10.5 million, 62%)
- Gross Margin increased from 10.9% to 13.5% (260 bps)
- Net income increased from $7.5 million to $14.3 million ($6.8 million, 91%)

- Adjusted EBITDA from $19.5 million to $31.0 million ($11.5 or 59%) year over year
- Adjusted EBITDA margin, as a percent of net sales, increased from 3.1% to 5.0% year over year (185 bps)
- Warrant Valuation impact is 5¢ per share

($ in thousands)		Six Months Ended 12/31/2024		Six Months Ended 12/31/2025
Net Income	$	**7,468**	$	**14,268**
Add back:				
Interest Expense		5,666		5,801
Income Tax Expense		1,197		5,446
Depreciation and Amortization		2,512		2,574
EBITDA	$	**16,843**	$	**28,088**
Adjustments				
Stock-based Compensation Expense		-		94
Transaction Costs		-		596
Change In Fair Value of Warrants		2,586		2,313
Restructuring Cost		69		2
(Gain) on Insurance Claims		-		(408)
(Gain) on Disposal of PPE		(15)		(24)
Adjusted EBITDA	$	**19,483**	$	**30,661**
Adjusted EBITDA Margin %		3.1%		4.9%

Balance Sheet & Cashflow Statement

December 31, 2025

($ in thousands)		June 30, 2025 Audited		December 31, 2025 Unaudited
Assets				
Cash	$	1,236	$	1,379
Accounts Receivable		95,027		148,653
Inventory		102,848		117,801
Other Current Assets		19,021		18,858
Net PP&E & Operating Lease Right-of-Use Assets		30,505		28,806
Net Intangible Assets		18,475		20,037
Net Goodwill		89,116		94,081
Total Other Assets		5,000		4,446
Total Assets	**$**	**361,228**	**$**	**434,061**
Liabilities				
Accounts Payable & Accrued Expenses		164,848		203,253
Revolving Credit Facility, Net		55,268		84,547
Shareholder Loan		10,000		-
Other Current Liabilities		7,881		9,056
Non-Current Liabilities		20,009		19,321
Total Liabilities	$	258,006	$	316,477
Equity				
Total Equity	$	103,222	$	117,584
Total Liabilities and Equity	**$**	**361,228**	**$**	**434,061**

- Inventory rose from $102.8 to $117.9 reflecting seasonality and new business development
- Accounts Receivable increased from $95.0 million to $148.7 million due to peak season sales

- Net Income increased from $7.5 million to $14.3 million or $6.8 million
- Operating activities used $13.8 million in cash primarily due to planned inventory build
- Net cash used in investing activities of $1.8 million primarily for assets of Endstate vs. assets of Handmade by Robots prior year
- Cash flow from financing increased $15.8 due to net revolver borrowing tied to new business ramp

($ in thousands)		Six Months Ended December 31, 2024		Six Months Ended December 31, 2025
Net Income	$	7,468	$	14,268
Net Cash (Used In) Provided By:				
Operating Activities		13,618		(13,813)
Investing Activities		(7,546)		(1,796)
Financing Activities		(4,711)		15,752

Contact Information

Company

Alliance Entertainment
Holding Corporation
8201 Peters Road, Suite 1000
Plantation, FL 33324
United States
T: 954-255-4000

Investor Relations

RedChip Companies, Inc.
Dave Gentry
T: 407-644-4256
aent@redchip.com

Transfer Agent

Continental Stock Transfer & Trust
T: 800-509-5586
cstmail@continentalstock.com

ALLIANCE ENTERTAINMENT

www.aent.com

ALLIANCE HOME ENTERTAINMENT

www.alliancehomeentertainment.com

AMPED

www.ampeddistribution.com

HANDMADE BY ROBOTS

www.handmadebyrobots.com

ENDSTATE AUTHENTIC

www.endstate.io

ALLIANCE AUTHENTIC

www.allianceauthentic.com